EXHIBIT (21)
                            FIRST UNION CORPORATION


                     LIST OF SUBSIDIARIES AS OF 2/1/99 (1)

ABCA, Inc. (3) (Jacksonville, FL)
    -- 1005 Corp. (Charlotte, NC)
    -- Citrus County Land Corp. (3) (Jacksonville, FL)
    -- Citrus County Service Corp. (3) (Jacksonville, FL)
    -- Melbourne Atlantic Venture Partners (20%-NV) (Jacksonville, FL) -- Naples Financial Services, Inc. (Jacksonville, FL)

Ameribanc Development Corporation (INACTIVE) (Roanoke, VA)

Bancorp's International Trading Corporation (23.33%) (INACTIVE) (Pennington,
NJ)

Capitol Finance Group, Inc. (Charlotte, NC)

CoreStates Community Development Corporation, Inc. (Philadelphia, PA) **
     -- Partnership Homes (Philadelphia, PA)**

CoreStates Holdings, Incorporated (Wilmington, DE)
    -- Benchmark Cable Acquisition Fund VII, L. P. (15%-NV) (Sterling, VA) -- Bradford Equities Fund, L.P. (11%-NV) (New York, NY)
    -- Brand Equity Ventures I, L.P. (5.30%-NV) (Greenwich, CT)
    -- Electronic Payment Services, Inc. (20%)(Wilmington, DE)
      -- BUYPASS Corporation (Atlanta, GA)
          -- BUYPASS Inco Corporation (Wilmington, DE)
      -- Money Access Service, Inc. (Wilmington, DE)
          -- MAS Inco Corporation (Wilmington, DE)
    -- First Commercial Bank of Philadelphia (24.90%) (Philadelphia, PA) -- Founders Court Fund II, L.P. (40%-NV) (Pennington, NJ)
    -- Meredian Venture Partners (45.72%-NV) (Radnor, PA)
    -- NEPA Venture Fund, L.P. (7.34%-NV) (Bethlehem, PA)
    -- Radnor Venture Partners, L.P. (7.65%-NV) (Wayne, PA) (4)
    -- RFE Capital Partners, L.P. (6.67%-NV) (New Canaan, CT) (5)
    -- United Bancshares, Inc. (6.02%) (Philadelphia, PA) (7)
        -- United Bank of Philadelphia (Philadelphia, PA)
    -- Zero Stage Capital II, L.P. (5.37%-NV) (Cambridge, MA)

Education Financing Services, LLC (19.318%) (Winston-Salem, NC)

Fairfield Properties, Inc. (Stamford, CT)

FCC-PR, Inc. (3) (Philadelphia, PA)

Fidelcor Business Credit Corporation (New York, NY)
      -- Comwest Capital Corporation (3) (Los Angeles, CA)

First American Service Corporation (Roanoke, VA)
    -- Long, Travers & FASC (40%-NV) (Springfield, VA)
    -- New Rivers Towers Limited Partnership (NV) (INACTIVE) (Annandale, VA) -- Woodlawn Joint Venture (INACTIVE) (40%-NV) (Woodbridge, VA)

First Clearing Corporation (Glen Allen, VA)

First Union ATM Solutions, Inc. (Charlotte, NC)

First Union Bank of Delaware (Wilmington, DE)
    -- Delaware Trust Capital Management, Inc. (Wilmington, DE)
        -- Griffin Corporate Services, Inc. (Wilmington, DE)
    -- First Fidelity Insurance Services of Delaware, Inc. (Wilmington, DE)
        -- Butcher & Singer Financial Services Agency of Ohio, Inc.
           (Youngstown, Ohio)

                            FIRST UNION CORPORATION
               LIST OF SUBSIDIARIES AS OF 2/1/99 (1) -- CONTINUED


        -- Taylor & Clark Insurance Services, Incorporated (Fairfax, VA) -- Wheat Insurance Services, Inc. (Richmond, VA)
            -- Wheat Insurance Services of Alabama, Inc. (Richmond, VA)

First Union Capital I (Wilmington, DE)

First Union Capital II (Wilmington, DE) (NEVER ACTIVE)

First Union Capital III (Wilmington, DE) (NEVER ACTIVE)

First Union Community Development Corporation (Charlotte, NC)
    -- Cimarron Estates, Ltd. (99.99%-NV) (Austin, TX)
    -- Crestmore Village Apartments Limited Partnership (99.99%-NV)(Las Vegas,
        NV)
    -- Headhouse Retail Associates, L.P. (99.99%-NV) (Philadelphia, PA)
    -- Housing Equity Fund of Virginia I, L.P. (6.945%-NV) (Richmond, VA)
    -- Parkchester Limited Partnership (99%-NV) (Roanoke, VA)
    -- RIHC Partners, L.P. (99.99%-NV) (Reston, VA)
    -- Roanoke Community Development Corporation (27.778%) (INACTIVE)
       (Roanoke, VA) (6)

First Union Development Corporation (Charlotte, NC)
    -- 425 South Tryon Street, LLC (Charlotte, NC)
    -- 1024 Dodge Street Limited Partnership (99.99%-NV) (Omaha, NE)
    -- Appomattox Governor's School L.L.C. (99.99%-NV) (Richmond, VA) -- Lodge at Shavano Park, LP (Houston, TX) (57%)
    -- Rocketts View L.P. (99.99%-NV) (Richmond, VA)
    -- The First Service Corporation of South Carolina (Greenville, SC)
        -- Arrowwood Associates (50%) (Columbia, SC)

First Union Export Trading Company (INACTIVE) (Charlotte, NC)

First Union FPS, Inc. (Charlotte, NC)

First Union Futures Corporation (Charlotte, NC)

First Union Home Equity Bank, N. A. (Charlotte, NC)

First Union Institutional Capital I (Wilmington, DE)

First Union Institutional Capital II (Wilmington, DE)

First Union Institutional Debt Management, Inc. (Charlotte, NC)

First Union Investors, Inc. (Charlotte, NC)
    -- Atlantic Venture Partners II, L.P. (5.44%-NV) (Roanoke, VA)
    -- BCI Growth V, L.P. (6.96%-NV) (Teaneck, NJ)
    -- Brynwood Partners I, L. P. (7.14%-NV) (Greenwich, CT)
    -- Canaan Ventures II L. P. (19.60%-NV) (Rowayton, CT)
    -- Capital Across America (8.06%-NV) (Nashville, TN)
    -- Catalyst Equity Fund, L.P. (20.36%-NV) (Chicago, IL)
    -- Carousel Capital Partners, L. P. (13.62%-NV) (Charlotte, NC)
    -- Century Capital Partners II, L.P. (6.1%-NV) (Boston, MA)
    -- Chartwell Capital Investors, L. P. (16.03%-NV) (Jacksonville, FL)
    -- Chartwell Investments II, L.P. (19.4%: 5%-V, 14.4%-NV) (New York, NY) -- Chisholm Partners III, L. P. (11.06%-NV) (Providence, RI)
    -- Coleman Swenson Hoffman & Booth IV, LP (6.71%-NV) (Franklin, TN)
    -- Commonwealth Investors II, L. P. (5.59%-NV) (Richmond, VA)
    -- Crest Communication Partners, L.P. (13.60%-NV) (New York, NY)
    -- DeMuth, Folger & Wetherill II, L. P. (7.5%-NV) (Teaneck, NJ)

                            FIRST UNION CORPORATION
               LIST OF SUBSIDIARIES AS OF 2/1/99 (1) -- CONTINUED


    -- DIMAC Corporation (5%-V; 0.60%-NV) (Atlanta, GA)
    -- Edison Venture Fund IV, L.P. (15.2%-NV) (Lawrenceville, NJ)
    -- EnerVest Energy, L.P. (9.90%-NV) (Houston, TX)
    -- Global Private Equity III L.P. (5.18%-NV) (Boston, MA)
    -- Greenwich Street Capital Partners II, L.P. (5.1%-NV) (New York, NY)
    -- High Ridge Capital, LLC (24.99%-NV) (Stamford, CT)
    -- Houston Venture Partners, Ltd. (5.69%-NV) (Houston, TX)
    -- HRC General Partners Limited Partnership (15%-NV) (Stamford, CT)
    -- Knightsbridge Capital Fund I, L. P. (10.76%-NV) (New York, NY)
    -- Marathon Fund Limited Partnership IV, L.P. (9/97%-NV)(Minneapolis, MN) -- McCown De Leeuw & Co. IV, L.P. (7.1182%-NV) (Menlo Park, CA)
    -- MD Sass Corporate Resurgence Partners, L. P. (8.00%-NV) (New York, NY) -- Media/Communications Partners II, L.P. (5.71%-NV) (Boston, MA)
    -- Pacific Venture Group, L. P. (5.24%-NV) (Irvine, CA)
    -- Pacific Venture Group II, L. P. (8.4%-NV) (Irvine, CA)
    -- Phillips-Smith Specialty Retail Group III, L. P. (7.14%-NV) (Dallas, TX) -- Radnor Venture Partners, L. P. (7.39%-NV) (Wayne, PA) (4)
    -- RFE Capital Partners, L.P. (6.67%-NV) (New Canaan, CT) (5)
    -- San Juan Partners, LLC (24.9%-NV) (Houston, TX)
    -- Shawmut Equity Partners, L. P. (9.27%-NV) (Boston, MA)
    -- Simonds Industries, Inc. (4.4%-V; 9.9%-NV) (Fitchburg, MA)
    -- TDH II Limited (5.72%-NV) (Rosemont, PA)
    -- Transtar Metals, LLC (6.80%-V; 7.93%-NV (New Orleans, LA)
    -- Triton Cellular Partners, LP (8.8%: 4.9%-V; 3.9%-NV) (Malvern, PA)
    -- Virginia Baseball Club, L.P. (9.25%-NV) (Alexandria, VA)
    -- VS&A Communications Partners III, L.P. (9.25%-NV) (New York, NY)

First Union Life Insurance Company (Charlotte, NC)

First Union Mortgage Corporation (Charlotte, NC)
    -- Argo Partnership, L. P. (8%-NV) (New York, NY)
    -- Farmington, Incorporated (Charlotte, NC)
        -- Ghent-Farmington Associates (50%) (Norfolk, VA)
    -- First Union Title Corporation (Atlanta, GA)
    -- R.B.C. Corporation (Charlotte, NC)
    -- Slate Stone Hills, Incorporated (Charlotte, NC)
    -- The Fairfax Corporation (Charlotte, NC)
        -- Interchange Partners (50%-NV) (Charlotte, NC)
        -- Real Estate Consultants of the South, Inc. (Charlotte, NC) -- Water Street Insurance Agency, Inc. (Jacksonville, FL)

First Union National Bank (Charlotte, NC)
    -- 1560 Wilson Boulevard Limited Partnership (28%-NV) (Washington, DC) -- 2-4 Potter Place Urban Renewal, L.P. (99%-NV) (Weehawken, NJ)
    -- 349-59 Lenox LLC (99.99%-NV) (Mount Vernon, NY)
    -- ACB Services, Inc. (INACTIVE) (Nashville, TN)
    -- AIRPORT ROAD/FIDOREO, INC. (3) (Newark, NJ)
    -- Alden Pond, Inc. (3) (Jacksonville, FL)
    -- Anacuitas Manor, Ltd. (99%-NV) (Austin, TX)
    -- Andalusia Senior Housing, L. P. (99%-NV) (Levittown, PA)
    -- Arbor Glenn L.P. (99%-NV) (Roanoke, VA)
    -- Arbor Village, L.P. (99%-NV) (Winter Park, FL)
    -- Ashton of Richmond Hill, L. P. (99%-NV) (Gainesville, FL)

                            FIRST UNION CORPORATION
               LIST OF SUBSIDIARIES AS OF 2/1/99 (1) -- CONTINUED


    -- Athens Rental Housing, L.P. (99%-NV) (Cordele, GA)
    -- Bacon Housing, L.P. (99%-NV) (Richmond, VA)
    -- Barrett Place Limited Partnership (99%-NV) (Wake Forest, NC)
    -- Barrett Place II Limited Partnership (99.99%-NV) (Raleigh, NC)
    -- Bart, Inc. (Jacksonville, FL)
    -- Beaumont Avenue Apartments, L. P. (99%-NV) (New York, NY)
    -- Beechridge Limited Partnership (99%-NV) (Raleigh, NC)
    -- BEST PARKING/FIDOREO, INC. (3) (Newark, NJ)
    -- BGMCO PA, Inc. (3) (Philadelphia, PA)
    -- BOB Title Holdings, Inc. (3) (Baltimore, MD)
        -- BOB Title XXX, Inc. (3) (Baltimore ,MD)
    -- Bowler Housing L.P. (99%-NV) (Richmond, VA)
    -- BRICK INDUSTRIAL/FIDOREO, INC. (3) (Newark, NJ)
    -- BR Limited Partnership (99%-NV) (Washington, DC)
    -- Bucks/DHS Real Estate, Inc. (3) (Allentown, PA)
    -- Builders Acceptance Corporation (Raleigh, NC)
    -- Business Development Corporation of South Carolina (8.7%) (Columbia, SC) -- Callowhill Consumer Discount Company (INACTIVE) (Reading, PA)
    -- Camellia Court Apartments Limited Partnership (99.99%-NV) (Beaufort, NC) -- Cannon/Hearthwood Limited Partnership (99%-NV) (Culpeper, VA)
    -- Cantebury of Hilliard, Ltd. (99%-NV) (Gainesville, FL)
    -- Cedar Forest Limited Partnership (95%-NV) (Boston, MA)
    -- Center Credit Corporation (Waterbury, CT)
    -- Center Funding Company (Waterbury, CT)
    -- CFF Financial Corporation (Roanoke, VA)
    -- Chambers Bridge Urban Renewal Housing, L. P. (99%-NV) (Yardville, NJ)
    -- Cherokee Hills Associates LLC (99%-NV) (Nashville, TN)
    -- CHI ES Holding, Inc. (3) (Philadelphia, PA)
    -- CIMC, Inc. (3) (Jacksonville, FL)
    -- City Affordable Housing LLC (99.99%-NV) (Charlotte, NC)
    -- Columbia Village, L.P. (99.99%-NV) (Atlanta, GA)
    -- COMMERCE/FIDOREO LS, INC. (3) (INACTIVE) (Newark, NJ)
    -- Congress Financial Corporation (New York, NY)
        -- Congress Credit Corporation (Hato Rey, Puerto Rico)
        -- Congress Financial Corp. (Southwest) (Dallas, TX)
        -- Congress Financial Corporation (Central) (Chicago, IL)
        -- Congress Financial Corporation (Florida) (Miami, FL)
        -- Congress Financial Corporation (New England) (Boston, MA)
        -- Congress Financial Corporation (Northwest) (Portland, OR)
        -- Congress Financial Corporation (Southern) (Atlanta, GA)
        -- Congress Financial Corporation (Western) (Pasadena, CA)
            -- Laundry, Inc. (INACTIVE) (Pasadena, CA)
        -- Congress Financial Investment Corporation (Wilmington, DE)
        -- Congress Talcott Corporation (New York, NY)
            -- Congress Talcott Corporation (Western) (Los Angeles, CA)
    -- Concessions, Inc. (100%-NV) (Raleigh, NC)
    -- CoreStates Capital I (Philadelphia, PA)
    -- CoreStates Capital II (Philadelphia, PA)
    -- CoreStates Capital III (Philadelphia, PA)
    -- CoreStates Dealer Services Corp. (Horsham, PA)
    -- CoreStates Investment Advisers, Inc. (Philadephia, PA)

                            FIRST UNION CORPORATION
               LIST OF SUBSIDIARIES AS OF 2/1/99 (1) -- CONTINUED


    -- Cranford Avenue Apartments, L.P. (99%-NV) (New York, NY)
    -- CRAWFORDS CORNER/FIDOREO, INC. (3) (Newark, NJ)
    -- Creative Choice Homes IX, Ltd. (99%-NV) (Palm Beach Gardens, FL)
    -- CRL Real Estate, Inc. (3) (Philadelphia, PA)
    -- CT I Limited Partnership (99%-NV) (Raleigh, NC)
    -- CTB Realty Ventures XIV, Inc. (3) (New Haven, CT)
    -- CTB Realty Ventures XXI, Inc. (3) (New Haven, CT)
    -- Danville Community Development Corporation (13%) (Danville, VA)
    -- Develcor NJ, Inc. (3) (INACTIVE) (Philadelphia, PA)
    -- DF Southeastern Mortgage, Inc. (Atlanta, GA)
    -- Eagle 1851, Inc. (50%) (Elizabeth, NJ)
    -- Ellenton Housing Associates, Ltd. (99%-NV) (Coral Gables, FL)
    -- Elm Lake Apartments, Ltd. (99%-NV) (Bradenton, FL)
    -- Evergreen Investment Company, Inc. (Charlotte, NC)
        -- Evergreen Investment Management Company (Boston, MA)
            -- Evergreen Asset Management Corp. (Charlotte, NC)
            -- Evergreen Investment Services, Inc. (Charlotte, NC)
            -- Evergreen Service Company (Boston, MA)
            -- Keystone Trust Company (Portsmouth, NH)
            -- Lieber I Corp. (Charlotte, NC)
                -- Lieber & Company (99%-NV) (Purchase, NY)
            -- Lieber II Corp. (Charlotte, NC)
                -- Lieber & Company (1%-NV) (Purchase, NY)
            -- Polaris International Securities Investment Trust Co., Ltd.
               (13.5%)(Taipei, Taiwan)
    -- Equitable Realty Associates, L. P. (99%-NV) (Yonkers, NY)
    -- Evergreen Apartments, L.P. (99.99%-NV) (Cordele, GA)
    -- Fairbrooke Apartments Limited Partnership (99%-NV) (Baltimore, MD)
    -- Fairfax County Redevelopment and Housing Authority/HCDC One L.P.
        (99%-NV) (Fairfax, VA)
    -- Fairfax County Redevelopment and Housing Authority/HCDC Two L.P.
        (99%-NV) (Fairfax, VA)
    -- FFBIC, Inc. (Newark, DE)
    -- FFBIC New York, Inc. (Spring Valley, NY)
    -- FFBIC New York II, Inc. (Spring Valley, NY)
    -- FFL Services Corporation (Newark, NJ)
    -- FH Crossings, Ltd. (INACTIVE) (Richmond, VA)
    -- Fidelity Overseas Investment, Inc. (INACTIVE) (Wilmington, DE)
    -- FIFTEEN/UNIONOREO, INC. (3) (Newark, NJ)
    -- Fifth and Market Corporation (Philadelphia, PA)
    -- FIFTY-EIGHT/UNIONOREO, INC. (3) (INACTIVE) (Stamford, CT)
    -- FIFTY-SEVEN/UNIONOREO, INC. (3) (Stamford, CT)
    -- FIFTY-SIX/UNIONOREO, INC. (3) (INACTIVE) (Shelton, CT)
    -- First Fidelity Building Corporation (Philadelphia, PA)
    -- First Fidelity Insurance Services, Inc. (Newark, NJ)
    -- First Fidelity International Bank (Charlotte, NC)
        -- First International Advisors, Ltd. (London, England)
        -- First Union I, Inc. (St. Thomas, US Virgin Islands)
        -- Matthew International Sales, Inc. (St. Thomas, US Virgin Islands) -- First Fidelity Private Capital, Inc. (Philadelphia, PA)
    -- First Fidelity Urban Investment Corporation (Newark, NJ)
        -- Allentown Development Company, Inc. (24%) (Trenton, NJ)
    -- First Penco Realty, Inc. (Philadedlphia, PA)
    -- First Union Affordable Housing Corp. (Charlotte, NC)

                            FIRST UNION CORPORATION
               LIST OF SUBSIDIARIES AS OF 2/1/99 (1) -- CONTINUED


        -- AHG Tax Credit Fund I, L.L.C. (0.1%) (Charlotte, NC)
            -- Flagship Partners, L. P. (99%-NV) (Knoxville, TN)
            -- Salem Run Associates, L. P. (99%-NV) (Midlothian, VA)
            -- Salem Run II Associates, L. P. (99%-NV) (Fredericksburg, VA)
            -- Salisbury Senior Housing Limited Partnership (99.99%-NV)
               (Annapolis, MD)
        -- AHG Tax Credit Fund I, L.L.C. (0.1%) (Charlotte, NC)
            -- TWC Eighty-Eight, Ltd. (99%-NV) (Tampa, FL)
    -- First Union Affordable Housing Community Development Corporation
          (Charlotte, NC)
        -- 3716 Third Avenue LLC (99.99%-NV) (Larchmont, NY)
        -- Annville Housing Limited Partnership (99.99%-NV) (Lebanon, PA)
        -- Antioch Senior Housing Limited Partnership(99.99%-NV)(Hempstead, NY) -- Ashton Pointe, LLLP (99%-NV) (Valdosta, GA)
        -- Brittany Associates, Ltd. (99.99%-NV) (Fort Myers, FL)
        -- Creekside at Bellemeade Limited Partnership (99.99%-NV) (Panama
            City, FL)
        -- Crosswinds Green Associates Limited Partnership (99.99%-NV)
           (Fayetteville, NC)
        -- Franklin Ridge, LLC (99/99%-NV) (Raleigh, NC)
        -- Glenburn Associates Limited Partnership (99.99%-NV) (Annapolis, MD) -- L & M Hoe Associates LLC (99.99%-NV) (Larchmont, NY)
        -- Moravian House III, LP (99.99%-NV) (Bethlehem, PA)
        -- Related Club West Housing Associates, Ltd. (99.50%-NV) (Miami, FL) -- Reservoir Hill Limited Partnership (99.99%-NV) (Baltimore, MD)
        -- Ridgetop Realty Associates LLC (99%-NV) (Nashville, TN)
        -- Shenandoah Station, L.P. (99.99%-NV) (Richmond, VA)
        -- Studebaker Limited Partnership (99.99%-NV) (Brooklyn, NY)
        -- Sundial Apartments, L.P. (99.99%-NV) (Cordele, GA)
        -- TWC Eighty-Three, Ltd. (97%-NV) (Tampa, FL)
        -- TWC Ninety-Seven, Ltd. (99%-NV) (Tampa, FL)
        -- TWC Seventy-Three, Ltd. (99.99%-NV) (Tampa, FL)
        -- Vista Point Apartments Limited Partnership (99%-NV) (Las Vegas, NV) -- West 152 Street Associates LLC (99.99%-NV) (Larchmont, NY)
        -- West Hanover Urban Renewal, L.P. (99.99%-NV) (Yardville, NJ)
        -- Willow Ridge Apartments of Greensboro Limited Partnership
           (99.99%-NV) (Panama City, FL)
        -- Willow Ridge Associates (99.99%-NV) (Lancaster, PA)
    -- First Union Auto Finance, Inc. (Charlotte, NC)
    -- First Union Auto Loan Securitization, Inc. (Charlotte, NC)
    -- First Union Bank and Trust Company (Cayman) Ltd. (George Town, Cayman
         Islands)
    -- First Union Bank International (Philadelphia, PA)
        -- Philadelphia International Finance Co. Hong Kong (Victoria, Hong
            Kong)
    -- First Union Brokerage Services, Inc. (Charlotte, NC)
    -- First Union Capital Partners, Inc. (Charlotte, NC)
        -- Advanced TelCom Group, Inc. (8.38%) (Los Altos, CA)
        -- American Cellular Corporation (7.14%) (Palo Alto, CA)
        -- American Information Co., Inc. (49.9%) (San Francisco, CA)
        -- Arcon HealthCare, Inc. (6.00%) (Nashville, TN)
        -- Atlantic Spinners, Inc. (12.5%) (Bessemer City, NC)
        -- Beacon Industrial Group LLC (65.70%) (Tulsa, OK)
        -- Bloomington Broadcasting Acquisition Corp. (27.70%)(Bloomington, IL) -- Cybergenics Holding, Inc. (30.9%) (New York, NY)
        -- FrontierVision Partners, L. P. (15.05%-NV) (Denver, CO)
        -- FVP GP, L.P. (5.01%-NV) (Denver, CO)
        -- Grapevine Broadcasting of Anchorage, LLC (23%) (Anchorage, AK)

                            FIRST UNION CORPORATION
               LIST OF SUBSIDIARIES AS OF 2/1/99 (1) -- CONTINUED


        -- Grapevine Broadcasting of Austin, LLC (23%) (Austin, MN)
        -- Grapevine Broadcasting of Joplin, LLC (23%) (Joplin, MO)
        -- Grapevine Broadcasting of Savannah, LLC (23.2%) (Savannah, GA)
        -- Grapevine Broadcasting of Wyoming, LLC (23%) (Casper, WO)
        -- Heartland Pork Enterprises, Inc. (18.50%) (Alden, IO)
        -- Lakeland Holdings LLC (61.39%) (Charlottesville, VA)
        -- Meigher Communications, L. P. (13.2%-NV) (New York, NY)
        -- NewSouth Holdings, Inc. (19.30%) (Greenville, SC)
        -- Physician Partners, Inc. (17.50%) (Portland, OR)
        -- Reiman Holding Company, LLC (5.4%) (Greendale, WI)
        -- SAVVIS Holdings Corporation (16.55%) (St. Louis, MO)
        -- State Communications, Inc. (11.27%) (Greenville, SC)
        -- Texoil, Inc. (5.72%) (Houston, TX)
        -- Triton PCS, Inc. (6.61%) (Malvern, PA)
        -- Universal Compression Holdings, Inc. (8.59%) (New Orleans, LA)
        -- US Salt Holdings, LLC (49.3%) (Jacksonville, FL)
    -- First Union Commercial Corporation (Charlotte, NC)
        -- First Union Commercial Leasing Group, L.L.C. (1%) (Charlotte, NC)
        -- First Union Institutional Mortgage Services, LLC (Charlotte, NC)
            -- First Union/Maher Partners (50%) (Wayne, PA)
        -- First Union Overseas Investment Corporation (Charlotte, NC)
            -- Union Hamilton Assurance, Ltd. (Hamilton, Bermuda)
        -- First Union Rail Corporation (Charlotte, NC)
            -- Ironbrand Capital LLC (1%) (Charlotte, NC)
        -- Ironbrand Capital LLC (99%) (Charlotte, NC)
            -- Integrion Financial Network, L.L.C. (5.26%-NV) (Atlanta, GA)
            -- JV Mortgage Capital, Inc. (50%) (Prospect Heights, IL)
            -- JV Mortgage Capital, L.P. (49.5%-NV) (Prospect Heights, IL)
            -- National Auto Finance Company, L..P. (10%-NV) (Boca Raton, FL) -- Transportation Equipment Advisors, Inc. (Arlington Heights, ILL)
        -- RAILEASE, Inc. (Bellevue, Washington)
    -- First Union Commercial Leasing Group, L.L.C. (99%) (Charlotte, NC)
    -- First Union Commercial Mortgage Securities, Inc. (Charlotte, NC)
    -- First Union Commercial Mortgage Loan Warehouse Corp. (Charlotte, NC)
    -- First Union Direct Bank, N. A. (Augusta, GA)
        -- First Union Real Estate Asset Company of Connecticut (Stamford, CT)
            -- First Union Real Estate Investment Company of Connecticut
                (Stamford, CT)
    -- First Union FPS II, Inc. (Charlotte, NC)
    -- First Union Holdings, Inc. (Nashville, TN)
        -- First Union Financial Investments, Inc. (Nashville, TN)
    -- First Union Insurance Agency of FL, Inc. (Redington, FL)
    -- First Union Insurance Agency of NC, Inc. (Charlotte, NC)
    -- First Union International Banking Corporation (Charlotte, NC)
        -- Besso Holdings Limited (6.55%) (London, England)
        -- First Union HKCB Asia, Ltd. (50%) (Hong Kong)
        -- First Union International Capital Markets Limited (London, England) -- Keystone Management , S. A. (Luxembourg)
        -- The Money Store Holdings Limited (London, England)
            -- Platform Home Loans Limited (London, England)
            -- The Money Store Limited (London, England)
            -- The Money Store Sterling No. 1 PLC (NV) (London, England)

                            FIRST UNION CORPORATION
               LIST OF SUBSIDIARIES AS OF 2/1/99 (1) -- CONTINUED


                -- The Money Store Ltd. No. 1 (INACTIVE) (London, England)
                -- The Money Store Ltd. No. 2 (INACTIVE) (London, England)
                -- The Money Store Ltd. No. 3 (INACTIVE) (London, England)
            -- TSN Options Limited (London, England)
        -- Wheat International, Ltd. (Bermuda) (49.67%) (INACTIVE) (Hamilton,
            Bermuda)
    -- First Union Investment Corporation (3) (Charlotte, NC)
        -- ERB, Inc. (Raleigh, NC)
            -- Concessions, Inc. (Raleigh, NC)
            -- Raleigh Club, Inc. (Raleigh, NC)
        -- Southwind Parking Corp. (Raleigh, NC)
    -- First Union NOVA Holdings of NC, Inc. (Charlotte, NC)
        -- NOVA Corporation (19.9%) (Atlanta, GA)
    -- First Union Real Estate Asset Company of Georgia (Atlanta, GA)
        -- First Union Real Estate Investment Company of Georgia (INACTIVE)
           (Atlanta, GA)
    -- First Union Real Estate Asset Company of New Jersey (Avondale, PA)
        -- First Union Real Estate Investment Company of New Jersey (INACTIVE)
           (Avondale, PA)
    -- First Union Real Estate Asset Company of North Carolina (Charlotte, NC)

        -- First Union Real Estate Investment Company of North Carolina)
           (INACTIVE) (Charlotte, NC)
    -- First Union Residential Securitization Transactions, Inc.(Charlotte, NC) -- First Union Trust Company, National Association (Wilmington, DE)
        -- WNB Corporation (3) (Roanoke, VA)
            -- Lone Stone, L. C. (43.946%-NV) (3) (Albany, NY)
    -- Floral Oaks Apartments, Ltd. ( 99%-NV)(Gainesville, FL)
    -- FNB Properties, Inc. (3) (Jacksonville, FL)
    -- FOIL, Inc. (3) (Philadephia, PA)
    -- Fountain Place Associates Limited Partnership (99%-NV) (Annapolis, MD) -- Fox Haven Limited Partnership (99%-NV) (Raleigh, NC)
    -- FREEHOLD/FIDOREO, INC. (3) (INACTIVE) (Newark, NJ)
    -- Ft. Lauderdale Hotel Holding Company (Miami, FL)
    -- GABK Holdings, Inc. (3) (Charlotte, NC)
    -- Gainsborough Corporation (3) (Charlotte, NC)
    -- General Homes Corp. (9.205%) (3) (Houston, TX)
    -- Genesis Gardens, L.P. (99.99%-NV) (Palmetto, GA)
    -- GF Mortgage Corporation (Atlanta, GA)
    -- GGL, Inc. (3) (INACTIVE)(Charlotte, NC)
        -- C4 Media Cable South, Limited Partnership (3) (INACTIVE) (99%-NV)
            (Charlotte, NC)
        -- Novaten Communications, Inc. (3) (INACTIVE) (Charlotte, NC)
            -- C4 Media Cable South, Limited Partnership (3) (INACTIVE) (1%-NV)
               (Charlotte, NC)
    -- GJA R/E Corp. (3) (New York, NY)
    -- Glen Royall Mill Limited Partnership (99%-NV) (Wake Forest, NC)
    -- Gold Rush I Apartments Limited Partnership (99%-NV) (Phoenix, AZ)
    -- Gold Rush II Apartments Limited Partnership (99%-NV) (Phoenix, AZ)
    -- Golfview Associates Limited Partnership (99%-NV) (Fayetteville, NC)
    -- Green Gables Apartments, Ltd. (99%-NV) (Gainesville, FL)
    -- Green Ridge Associates, LLC (99%-NV) (Nashville, TN)
    -- Greenleaf Village of Groveland, Ltd. (89%-NV) (Gainesville, FL)
    -- Hamilton Manor Limited Partnership (99%-NV) (Stroudsburg, PA)
    -- Harlingen Community Development Corporation 1, LP (99%-NV) (Altamonte
        Springs, FL)
    -- Haverhill Affordable Housing, Ltd. (99.99%-NV) (Orlando, FL)
    -- Heatherwood Apartments Limited Partnership (99%-NV) (Columbia, SC)
    -- HHS Property Corporation (3) (Atlanta, GA)

                            FIRST UNION CORPORATION
               LIST OF SUBSIDIARIES AS OF 2/1/99 (1) -- CONTINUED


    -- HOHOKUS/FIDOREO LS, INC. (3) (Newark, NJ)
    -- Residential Asset Funding Corporation (Charlotte, NC)
    -- Homes for Fredericksburg Limited Partnership (99%-NV) (Sterling, VA)
    -- Horace Bushnell Limited Partnership (99.99%-NV) (Hartford, CT)
    -- Horizon Appraisal Services, Inc. (Jacksonville, FL)
    -- Housing Equity Fund of Virginia II, L.P. (38.5%-NV) (Richmond, VA)
    -- HOVBILT VILLAS/FIDOREO, INC. (3) (Newark, NJ)
    -- Indian Run Limited Partnership (86%-NV) (Boston, MA)
    -- Industrial Valley Real Estate Co. (Jenkintown, PA)
    -- International Progress, Inc. (50%) (Winchester, VA)
        -- Mountain Falls Park, Inc. (Winchester, VA)
    -- Jacksonville Affordable Housing, Ltd. (98%-NV) (Panama City, FL)
    -- JERSEY CENTER/FIDOREO, INC. (3) (Newark, NJ)
    -- Kaufman, Alsberg & Co. (INACTIVE) (Jacksonville, FL)
    -- Kensington of Kissimmee, Ltd. (99.99%-NV) (Gainesville, FL)
    -- KKM, Inc. (3) (Reading, PA)
    -- KOGEL ISLAND/FIDOREO, INC. (3) (New York, NY)
    -- Lafayette Family L.P. (99%-NV) (Roanoke, VA)
    -- Lake Weston Apartments (Orlando) Limited Partnership (99.99%-NV)
        (Altamonte Springs, FL)
    -- Lantana Associates, Ltd. (99%-NV) (Coral Gables, FL)
    -- Laurel Pointe of Salisbury Limited Partnership (99%-NV)(Panama City, FL) -- L'Hermitage Developers, Inc. (3) (Waterbury, CT)
    -- LIVINGSTON AVENUE/FIDOREO, INC. (3) (Newark, NJ)
    -- Manor Ridge Limited Partnership (99.99%-NV) (Raleigh, NC)
    -- Martin's Landing Limited Partnership (99%-NV) (Winter Park, FL)
    -- Martin's Landing II Limited Partnership (99%-NV) (Winter Park, FL)
    -- Maryland Housing Equity Fund III Limited Partnership (7.7647%-NV)
        (Columbia, MD)
    -- Meadow Ridge Senior Apartments Limited Partnership
       (99.99%-NV)(Altamonte Springs, FL)
    -- Meridian Mortgage Corporation (Perkasie, PA)
        -- Garden State Assets, Inc. (3) (Marlton, NJ)
    -- Meridian Properties, Inc. (Reading, PA)
    -- MHD, Inc. (3) (Charlotte, NC)
    -- Montgomery Homes L. P. IX (99%-NV) (Kensington, MD)
    -- Montgomery Homes Limited Partnership (99%-NV) (Kensington, MD)
    -- Monarch Place Apts. LP (99%-NV) (Columbia, SC)
    -- MT. EPHRAM/FIDOREO LS, INC. (3) (INACTIVE) (Newark, NJ)
    -- NNI Bell Street Limited Partnership (99%-NV) ((Stamford, CT)
    -- NP Corporation (3) (Baltimore, MD)
    -- Oak Crest Apartments of Kannapolis, Ltd. (99%-NV) (Panama City, FL)
    -- Oldbridge Urban Renewal, L.P. (99%-NV) (Cherry Hill, NJ)
    -- Old York Agency, Inc. (Avondale, PA)
    -- Old York Road Real Estate, Inc. (3) (Philadelphia, PA)
    -- One South Place, L.P. (99%-NV) (Knoxville, TN)
    -- O.R.E.O., Inc. (3) (Jacksonville, FL)
    -- Orianna Street Limited Partnership (99%-NV) (Philadelphia, PA)
    -- PARK AVENUE/FIDOREO, INC. (3) (INACTIVE) (Newark, NJ)
    -- PAROG, Inc. (3) (Philadelphia, PA)
    -- Pendleton Pines Associates, LLC (99%-NV) (Nashville, TN)
    -- Peppermill Partners, L. P. (99%-NV) (Atlanta, GA)
    -- PERRY STREET/FIDOREO, INC. (NEVER ACTIVE) (Newark, NJ)
    -- Philadelphia International Investment Corp. (Philadelphia, PA)

                            FIRST UNION CORPORATION
               LIST OF SUBSIDIARIES AS OF 2/1/99 (1) -- CONTINUED


        -- Burdale Financial Holdings Limited (80%) (London, England)
            -- Burdale Financial Limited (London, England)
        -- Congress Financial Corporation (Canada) (Toronto, Canada)
        -- Joh. Berenberg, Gossler & Co. (15%) (Hamburg, Germany)
        -- New World Development Corporation, Ltd. (Nassau, Bahamas)
            -- New World Group Holdings, Ltd. (42.60%) (New Brunswick, Canada) -- Philadelphia National Limited (London, England)
        -- Philadelphia International Equities, Inc. (Wilmington, DE)
            -- Aberdeen Asset Management PLC (9.96%)(Aberdeen, Scotland)
            -- Accel Group LLC (21.10%) (Prague, Czech Republic)
            -- Banco Internacional De Panama, S.A. (20%)(Panama City, Panama) -- Centro Internationale Handelsbank Aktringeseelschaft (10%)
                (Vienna, Austria)
            -- CoreStates Fund Management (Ireland) Ltd. (Dublin, Ireland)
            -- CoreStates Funding Limited (Georgetown, Cayman Islands)
            -- Crosby Financial Holdings Limited (8.61%) (Tortola, British
                 Virgin Islands)
            -- CSB Information Services PTE Ltd. (Singapore)
            -- CS Outsourcing Holdings Limited (20%) (Nassau, Bahamas)
            -- Empresa Minera De Mantos Blancos, S.A. (1.1%)(Santiago, Chile) -- Established Holdings Limited (London, England)
                -- The Heritable and General Investment Bank Limited (14.35%)
                   (London, England)
                    -- Albemarie & Bond Holdings PLC (6.60%) (Bristol, England)

                    -- Beeson Gregory Holdings Limited (10.20%) (London,
                         England)
            -- Hana Bank (0.37%) (Seoul, Korea)
            -- Medical Equipment Credit PTE Ltd. (20%) (Singapore)
            -- MSF Holding, Ltd. (26.25%) (Nassau, Bahamas)
            -- Multi-Credit Corporation of Thailand PCL (7.50%) (Bangkok,
                Thailand)
            -- Multi-Risk Consultants (Thailand) Ltd. (10%) (Bangkok, Thailand) -- SCM China Growth Fund LDC (8.88%)(Georgetown, Cayman Islands)
            -- Surinvest International Limited (13.76%)(Georgetown, Cayman
                Islands)
            -- The Heritable and General Investment Bank Limited (55.16%)
                (London, England)
            -- TI Remnaco, Inc. (39.80%)(Toronto, Canada)
            -- Vectodivisas Casa De Cambia S.A. De C.V. (20%)(Monterrey,
                Mexico)
    -- Questpoint Holdings, Inc. (Philadelphia, PA)
        -- Centillion Holdings, Inc. (Philadelphia, PA)
        -- Questpoint G.P., Inc. (Philadelphia, PA)
        -- Questpoint, L.P., Inc. (Philadelphia, PA)
            -- Questpoint, L.P. (99%-NV)(Philadelphia, PA)
                -- Questpoint Check Services, L. P. (99%-NV)(Philadelphia, PA) -- First Union Remittance Services, L.P. (99%-NV)(Westmont, NJ) -- Synapquest, L.P. (99%-NV)(Philadelphia, PA)
    -- Raleigh Club, Inc. (100%-NV) (Raleigh, NC)
    -- Ravenwood of Kissimmee, Ltd. (99%-NV) (Gainesville, FL)
    -- Reservoir Hill Limited Partnership IX (99%-NV) (Baltimore, MD)
    -- Residential Asset Funding Corporation (Charlotte, NC)
    -- Richmond Community Development Corporation (19%-NV) (Richmond, VA)
    -- Richmond Green Limited Partnership (99.99%-NV) (Nashville, TN)
    -- River Reach of Orange County, Ltd. (99%-NV) (Panama City, FL)
    -- Roanoke Community Development Corporation (11.11%) (INACTIVE) (Roanoke,
         VA) (6)
    -- Robins Landing, L. P. (99.99%-NV)(Altamonte Springs, FL)
    -- Rome Rental Housing, L. P. (99%-NV) (Cordele, GA)
    -- Rosemont Manor Ltd. (99%-NV) (Gainesville, FL)

                            FIRST UNION CORPORATION
               LIST OF SUBSIDIARIES AS OF 2/1/99 (1) -- CONTINUED


    -- Sable Point Apartments Limited Partnership (99%-NV) (Altamonte Springs,
        FL)
    -- Sable Point II Apartments Limited Partnership (99%-NV) (Martinsburg, WV) -- San Benito Housing, Ltd. (99%-NV) (Altamonte Springs, FL)
    -- Sandlewood Terrace of Ludowici L.P. (99%-NV) (Gainesville, FL)
    -- Savings Associations Financial Enterprises, Inc. (48.15%)(Washington, DC) -- Sellit, Inc. (3) (INACTIVE) (Philadelphia, PA)
    -- Senior Cottages of Shippensburg, Ltd. (99%-NV) (St. Louis Park, MN)
    -- S.H.E. Urban Renewal Associates, L. P. (99%-NV) (Newark, NJ)
    -- Shenandoah Valley Properties L.P. (99%-NV) (Fisherville, VA)
        -- Craigmont II, L.P. (99%-NV) (Fisherville, VA)
        -- Elkmont Partners, L.P. (99%-NV) (Fisherville, VA)
        -- Grottoes Partners L.P. (99%-NV) (Fisherville, VA)
        -- Willow Lake Partners, L.P. (99%-NV) (Fisherville, VA)
    -- Signet Bank (Bahamas) Limited (Nassau, Bahamas)
        -- Second Eleutheran Investment Company, Ltd.(INACTIVE)(Nassau, Bahamas) -- Signet Equipment Company (Baltimore, MD)
    -- Signet Mortgage Corporation (Richmond, VA)
    -- Skyhawk Agency, Inc. (Hawthorne, NY)
    -- Southwoods Limited Partnership (99%-NV) (Greensboro, NC)
    -- Spinnaker Reach Apartments of Duval, Ltd. (99%-NV) (Panama City, FL)
    -- Spring Gate Manor Limited (99%-NV) (Gainesville, FL)
    -- St. Charles Place, L. P. (99.99%-NV)(Fort Valley, GA)
    -- St. Joseph's Affordable Housing Limited Partnership (74.25%-NV) (Wayne,
         PA)
    -- St. Paul Realty, Inc. (INACTIVE) (Baltimore, MD)
    -- Statesboro Rental Housing, L. P. (99%-NV) (Cordele, GA)
    -- Steeplechase Apartments, Ltd. (99%-NV) (Gainesville, FL)
    -- Stonecreek Apartments of Mooresville, Ltd. (99%-NV) (Panama City, FL)
    -- Stoneybrooke Heights Associates LLC (99.99%-NV) (Nashville, TN)
    -- Sugar Mill Apartments, L. P. (99%-NV) (Cordele, GA)
    -- SURREY DOWNS/FIDOREO, INC. (3) (Newark, NJ)
        -- Spring Ridge Holdings, Inc. (3) (Reading, PA)
    -- Sycamore Row, LLC (99%-NV) (Bronx, NY)
    -- Taroc, Inc. (Jacksonville, FL)
    -- TAYLORR LAKES/FIDOREO, INC. (3) (Newark, NJ)
    -- TGTG Corporation (INACTIVE) (New York, NY)
    -- The Atlanta Business Community Development Corporation (21.7%)
        (Atlanta, GA)
    -- The Exchange Building Limited Partnership (99%-NV) (Portland, ME)
    -- The Howard Mortgage Group, Inc. (Newark, NJ)
    -- The Money Store, Inc. (Union, NJ)
        -- ClassNotes, Inc. (Sacramento, CA)
        -- Educaid Student Holdings, Inc. (Sacramento, CA) (INACTIVE)
        -- First Money Store Securities, Inc. (Union, NJ) (INACTIVE)
        -- The Money Store Auto Finance Inc. (Sacramento, CA)
        -- The Money Store Commercial Mortgage Inc. (West Sacramento, CA)
        -- The Money Store HELOC Holding, Inc. (Union, NJ) (INACTIVE)
        -- The Money Store Insurance Services Corp. (Union, NJ)
        -- The Money Store Investment Corporation (West Sacramento, CA)
            -- The Money Store of New York, Inc. (West Sacramento, CA)
            -- TMS SBA Holdings, Inc. (Union, NJ)
        -- The Money Store Realty, Inc. (Union, NJ)
        -- The Money Store/Service Corp. (West Sacramento, CA)

                            FIRST UNION CORPORATION
               LIST OF SUBSIDIARIES AS OF 2/1/99 (1) -- CONTINUED


        -- TMS Auto Holdings, Inc. (Union, NJ)
        -- TMS Mortgage Inc. (Union, NJ)
            -- Dyna-Mark, Inc. (Union,NJ)
            -- Equity Insurance Agency, Inc. (Union, NJ)
            -- Integrated Capital Group, Inc. (West Sacramento, CA)
            -- Major Brokerage Co., Inc. (Union, NJ) (INACTIVE)
            -- Princeton Reconveyance Services Inc. (Fountain Valley, CA)
            -- The Money Store/D.C. Inc. (Union, NJ)
            -- The Money Store Home Equity Corp. (Union, NJ)
            -- The Money Store/Kentucky Inc. (Union, NJ)
            -- The Money Store/Minnesota Inc. (Union, NJ)
            -- TMS Home Holdings, Inc. (Union, NJ)
            -- TMS Venture Holdings, Inc. (INACTIVE) (Union, NJ)
                -- AE Mortgage Services L.L.C. (50%-NV) (INACTIVE) (West
                    Sacramento, CA)
        -- TMS Special Holdings, Inc. (Union, NJ)
        -- TMS SPV, Inc. (Union, NJ)
        -- TMS Student Holdings Inc. (Union, NJ)
        -- Trans-World Insurance Company (Sacramento, CA)
    -- The Mortgage Corner, Inc. (Waterbury, CT)
    -- Timberleaf Estates Limited Partnership (99%-NV) (Martinsburg, WV)
    -- Tobacco Row Phase II Associates, L.P. (99%-NV) (Richmond, VA)
    -- Towson Service Corporation (3) (Towsen, MD)
        -- Ashland Joint Venture (50%-NV) (Baltimore, MD)
        -- Silver Spring Station Joint Venture (50%-NV) (Baltimore, MD)
    -- TWC Ninety-Eight, Ltd. (99%-NV) (Tampa, FL)
    -- TWC Ninety-Five, Ltd. (99%-NV) (Tampa, FL)
    -- TWC Ninety-Four, Ltd. (98%-NV) (Tampa, FL)
    -- TWC Ninety-One, Ltd. (99%-NV) (Tampa, FL)
    -- TWC Ninety-Six, Ltd. (99%-NV) (Tampa, FL)
    -- TWC Seventy-Eight, Ltd. (99.99%-NV) (Tampa, FL)
    -- TWC Seventy-Two, Ltd. (99.99%-NV) (Tampa, FL)
    -- Two APN Plaza, Inc. (89%) (Philadelphia, PA)
    -- UTC Properties No. 4, Inc. (3) (INACTIVE) (Baltimore, MD)
    -- VCP-Alderman Park Partners, Ltd. (99%-NV) (Jacksonville, FL)
    -- Venice Service Corp. (3) (Jacksonville, FL)
        -- Port Charlotte Service Corp. (3) (Jacksonville, FL)
    -- VERO/FIDOREO LS, INC. (3) (Plantation, FL)
    -- Vestcor Fund XIV, Ltd. (99.99%-NV) (Jacksonville, FL)
    -- Vestcor-WR Associates, Ltd. (99%-NV) (Jacksonville, FL)
    -- Villa Biscayne of South Dade, Ltd. (99%-NV) (Panama City, FL)
    -- Washington Apartments Associates, Limited Partnership (99%-NV) (Emmaus,
        PA)
    -- Waterford Manor, L. P. (99%-NV) (Winter Park, FL)
    -- WATERVIEW/FIDOREO, INC. (3) (Newark, NJ)
    -- West Brickell Apartments, Ltd. (99%-NV) (Miami, FL)
    -- Westville, Ltd. (99%-NV) (Gainesville, FL)
    -- Wheat Benefit Services, LLC (61.446%) (Richmond, VA)
    -- William Byrd Hotel Associates, L. P. (99%-NV) (Richmond, VA)
    -- Willow Key Apartments Limited Partnership (99.50%-NV) (Altamonte
        Springs, FL)
    -- Woodlawn Joint Venture (30%-NV) (INACTIVE) (Woodbridge, VA)
    -- WSI, Inc. (3) (Jacksonville, FL)
    -- Yorktown Arms Development Limited Partnership (99%-NV)(Philadelphia, PA)

                            FIRST UNION CORPORATION
               LIST OF SUBSIDIARIES AS OF 2/1/99 (1) -- CONTINUED


First Union Services, Inc. (Charlotte, NC)

Franklin Capital Associates III, L. P. (6.60%-NV) (Franklin, TN)

GF Title Corporation (Atlanta, GA)

Home Investors Mortgage Company (INACTIVE) (New Brunswick, NJ)

HONOR Technologies, Inc. (15.763%) (Maitland, FL)

Kinder Morgan, Inc. (18.75%-NV) (Houston,TX)

McGlinn Capital Management, Inc. (Reading, PA)

Meridian Acceptance Corporation (INACTIVE) (Reading, PA)

Meridian Asset Management, Inc. (Valley Forge, PA)
    -- Meridian Investment Company (Malvern, PA)
    -- Meridian Trust Company (Reading, PA)
    -- Meridian Trust Company of California (INACTIVE) (San Francisco, CA)

Meridian Securities, Inc. (INACTIVE) (Reading, PA)

Morgan Stanley Bridge Fund, LLC (24.99%-NV) (New York, NY)

National Gypsum Co. (7.90%-NV; 1%-V) (Charlotte, NC)

Princeton Life Insurance Company (Lancaster, PA)

Signal Financial Corporation (Pittsburgh, PA)

Signet Insurance Services, Inc. (Richmond, VA)

Signet Nequity Corporation (Richmond, VA)

Signet Realty, Inc. (Baltimore, MD)

Signet Strategic Capital Corporation (Richmond, VA)

Signet Student Loan Corporation (Richmond, VA)

TRSTE, Inc. (Charlotte, NC)

TRSTE II, Inc. (Nashville, TN)

Tryon Management, Inc. (Charlotte, NC)

United Bancshares, Inc. (100%-NV) (Philadelphia, PA) (7)

Virtus Capital Management, Inc. (Richmond, VA)

Walden Golf Club, Inc. (3) (INACTIVE)(Roanoke, VA)
      -- Walden Golf Club ManagementCompany (3) (INACTIVE) (Roanoke, VA)

Waller House Corporation (Philadelphia, PA)
      -- National Temple Limited Partnership-II (98.99%-NV) (Philadelphia, PA)

WFS Real Estate Investment Corporation (Richmond, VA)
      -- Huguenot Professional Center Limited Partnership, LP (6.482%)
          (Richmond, VA)

Wheat First Butcher Singer, Inc. (Richmond, VA)
    -- First Union Capital Markets Corp. (Charlotte, NC)
        -- CIIT Holdings, LLC (NV) (Charlotte, NC)
        -- MicroInvestors, LLC (20%-NV) (Charlotte, NC)
        -- TRG Holdings, LLC (25%-NV) (Charlotte, NC)

                            FIRST UNION CORPORATION
               LIST OF SUBSIDIARIES AS OF 2/1/99 (1) -- CONTINUED


            -- Tech Resources Group, Inc. (22%) (Raleigh, NC)
        -- Wheat First Butcher Singer Private Equity Fund, Limited Partnership
            (1%-NV) (Richmond, VA)
    -- Mentor Investment Advisors, LLC (Richmond, VA) (1%)
    -- Mentor Investment Group, LLC (79.8%)(Richmond, VA)
        -- Mentor Investment Advisors, LLC (Richmond, VA) (99%)
        -- Mentor Perpetual Advisors, LLC (50%)(Richmond, VA)
        -- Mentor Services Company, LLC (Richmond, VA)

Wheat Service & Equipment Corporation (Richmond, VA)
    -- Energy Search LP (INACTIVE) (7.7%-NV)
    -- WBP Associates (INACTIVE) (33%-NV)

Women's Growth Capital Fund I, L.L.L.P. (10%-NV) (Washington,DC)
---------
** Percentage and/or type (Voting or Nonvoting) of ownership being verified/determined.

(1) 100% of voting securities owned unless otherwise indicated. NV indicates non-voting equity. Does not include companies in which the ownership interest is 5% or less of voting equity nor companies where the sole ownership is through non-voting equity (except for banks and bank holding companies). All partnership interests in excess of 5% are shown; interests of less than 5% where the partnerships are controlled are shown.

(2) Votes as on a converted basis.

(3) Interest acquired or subsidiary formed in connection with debts previously contracted (DPC).

(4) Combined ownership of Radnor Venture Partners, L. P. by all First Union entities is 15.04%-NV.

(5) Combined ownership of RFE Capital Parnters, L.P. by all First Union entities is 13.34%-NV.

(6) Combined ownership of Roanoke Community Development Corporation by all First Union entities is 38.888%.

(7) Combined ownership of United Bancshares, Inc. by all First Union entities Is 6.02% of Common Stock, 9.40% of Non-Voting Preferred Stock, and 100% of Non-Voting Class B Common Stock.